SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2006
---------------------------------
Date of Report
(Date of Earliest Event Reported)

Conversion Solutions Holdings Corp.
-----------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-13910	43-2109079
---------------	------------	-------------------
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

500 Main Street, Suite A, Lake Dallas, TX 75065
---------------------------------------------------------------------------------------------------
(Address of principal executive offices)

(940) 321-1074
--------------------------------------------------------------------------
(Registrant’s telephone number, including area code)

125 Town Park Drive, Suite 300, Kennesaw, GA 30144
------------------------------------------------------------------------------
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 3, 2006, the Board of Directors appointed Mr. Romeo Vinditti to the position of Executive Vice President of Global Investments. The Board feels Mr. Vinditti will be a valuable asset to the restructuring of the corporation and will move toward solidifying the company’s market position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conversion Solutions Holdings Corp.
Dated: November 7, 2006

By:	/s/ Michael Alexander
Michael Alexander
Chief Executive Officer